UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)             December 4, 2008
_______________________________________________________________________________

                               UNISYS CORPORATION
_______________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


   Delaware                           1-8729                    38-0387840
_______________________________________________________________________________
(State or Other              (Commission File Number)         (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


                                  Unisys Way,
                         Blue Bell, Pennsylvania  19424
_______________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_______________________________________________________________________________
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 3.01   NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
            OR STANDARD; TRANSFER OF LISTING

On December 4, 2008, Unisys Corporation (the "Company") received notice from the New York Stock Exchange (the "NYSE") that the average per share closing price of its common stock was below the NYSE's continued listing standard relating to minimum average share price. Rule 802.01C of the NYSE's Listed Company Manual requires that a company's common stock trade at a minimum average closing price of $1.00 over a consecutive 30 trading-day period.

The Company intends to take actions to cure this deficiency, including pursuing the reverse stock split discussed in Item 8.01 below. The Company will notify the NYSE of its intention to take such actions in accordance with NYSE rules.

Under NYSE rules, the Company has six months from receipt of the NYSE's notice to cure the deficiency before the NYSE initiates suspension and delisting procedures. During this period, the Company's common stock will continue to be listed and trade on the NYSE, subject to the Company's continued compliance with other NYSE listing standards.

Item 8.01  OTHER EVENTS

On December 5, 2008, the Company issued a press release announcing that its Board of Directors has approved a reverse stock split of the Company's common stock. The reverse stock split, which is subject to stockholder approval, is one of a number of initiatives the Company is pursuing to drive stockholder value and help the Company regain compliance with the NYSE listing rules.

The reverse stock split would be effected by an amendment to the Company's Restated Certificate of Incorporation. The Company intends to seek stockholder approval of the amendment at its annual meeting of stockholders in the first half of 2009. The time, date, location and other details regarding the meeting and the proposal, including the reverse stock split ratio, will be set forth in a proxy statement that the Company plans to file with the SEC and make available to its stockholders. The proxy statement will be subject to SEC review. The Company advises stockholders to read the proxy statement when it becomes available because it will contain important information relating to the meeting and the proposal. Stockholders may obtain a free copy of the proxy statement and other documents (when available) that the Company files with the SEC at the SEC's website at www.sec.gov. When filed, the proxy statement and these other documents may also be obtained for free from the Company by directing a request to Unisys Corporation, Unisys Way, Blue Bell, Pennsylvania 19424, Attention: Investor Relations, or at www.unisys.com.

Although the Company plans to seek stockholder approval of the reverse stock split, there can be no assurances that it will be consummated or that it will achieve its intended effects. Also, the Company reserves the right, in its discretion, to abandon the reverse stock split at any time prior to filing the applicable amendment to its Restated Certificate of Incorporation with the Delaware Secretary of State.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1   Press release dated December 5, 2008

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     UNISYS CORPORATION


Date: December 5, 2008                            By: /s/ Janet B. Haugen
                                                      -------------------------
                                                      Janet B. Haugen
                                                      Senior Vice President, and
                                                      Chief Financial Officer



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                                        EXHIBIT INDEX


Exhibit No.              Description
-----------              -----------

99.1                     Press release dated December 5, 2008